  As filed with the Securities and Exchange Commission on February 6, 1998
                                                  Registration No. 333-
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                           ASYST TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

                                  ----------

California                      48761 KATO ROAD                      94-2944251
----------                     FREMONT, CA 94538         (I.R.S. Employer Identification No.)
                                 (510) 661-5000
            (Address and telephone number of principal executive offices)

                                  ----------

                            1993 STOCK OPTION PLAN
                1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                Mihir Parikh
              Chairman of the Board and Chief Executive Officer
                           Asyst Technologies, Inc.
                                48761 Kato Road
                               Fremont, CA 94538
                                (510) 661-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  ----------

                                   Copy to:
                             James C. Kitch, Esq.
                              Cooley Godward LLP
                             Five Palo Alto Square
                              3000 El Camino Real
                           Palo Alto, CA  94306-2155
                                (650) 843-5000

                                  ----------

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================
TITLE OF SECURITIES TO      AMOUNT TO BE       PROPOSED MAXIMUM       PROPOSED MAXIMUM          AMOUNT OF
   BE REGISTERED             REGISTERED       OFFERING PRICE PER     AGGREGATE OFFERING       REGISTRATION FEE
                                                  SHARE (1)              PRICE (1)
--------------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (no
par value)                   650,000          $9.4743 - $32.7845       $16,636,653          $4,908
==============================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended (the "Act"). The offering price per share and aggregate offering price for the unissued stock options are based upon the average of the high and low prices of Registrant's Common as reported on the Nasdaq National Market System on January 30, 1998. The offering price per share for the outstanding stock options is the weighted average exercise price of such options. The following chart illustrates the calculation of the registration fee:

==================================================================================================================================
                   TITLE OF SHARES                         NUMBER OF SHARES         OFFERING PRICE PER         AGGREGATE OFFERING
                                                                 SHARE                    PRICE
---------------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to outstanding stock
options pursuant to 1993 Employee Stock Option Plan             249,154                $32.7845                $     8,168,389
---------------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to unissued stock
options pursuant to 1993 Employee Stock Option Plan             250,846                $ 23.312                $     5,847,722
---------------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to outstanding stock
options pursuant to 1994 Non-Employee Directors'
Stock Option Plan                                                63,324                $ 9.4743                $      599,951
---------------------------------------------------------------------------------------------------------------------------------
Shares issuable pursuant to unissued stock options
pursuant to 1994 Non-Employee Directors' Stock
Option Plan                                                      86,676                $ 23.312                $    2,020,591
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                           650,000                                        $   16,636,653
==================================================================================================================================

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                   INCORPORATION BY REFERENCE OF CONTENTS OF
               REGISTRATION STATEMENT ON FORM S-8 NO. 33-70100,
              REGISTRATION STATEMENT ON FORM S-8 NO. 333-1438 and
               REGISTRATION STATEMENT ON FORM S-8 NO. 333-31417

     The contents of Registration Statement on Form S-8 No. 33-70100 filed with the Securities and Exchange Commission on October 8, 1993, Registration Statement Form S-8 No. 333-1438 filed with the Securities and Exchange of Commission on February 7, 1996 and Registration Statement Form S-8 No. 333-31417 filed with the Securities and Exchange of Commission on July 16, 1997, are incorporated by reference herein.



                                   EXHIBITS


EXHIBIT
NUMBER
-------
5.1             Opinion of Cooley Godward LLP
23.1            Consent of Arthur Andersen LLP
23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
24.1            Power of Attorney is contained on the signature pages


122503 v1

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, County of Alameda, State of California, on February 5, 1998.


                                     ASYST TECHNOLOGIES, INC.


                                     By: /s/ Mihir Parikh
                                        ----------------------------------------
                                        Mihir Parikh
                                        Chairman of the Board and
                                        Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mihir Parikh and Douglas McCutcheon, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                    TITLE                        DATE


/S/MIHIR PARIKH              Chairman of the Board        February 5, 1998
--------------------------   and Chief Executive Officer
Mihir Parikh                 (Principal Executive
                             Officer)

/S/DOUGLAS McCUTCHEON        Senior Vice President and    February 5, 1998
--------------------------   Chief Financial Officer
Douglas McCutcheon           (Principal Financial and
                             Accounting Officer)



/S/JAMES E. SPRINGGATE
---------------------------  Director                     February 5, 1998
James E. Springgate


/S/WALTER W. WILSON
---------------------------  Director                     February 5, 1998
Walter W. Wilson


/S/TSUYOSHI KAWANISHI
---------------------------  Director                     February 5, 1998
Tsuyoshi Kawanishi



---------------------------  Director
Ashok Sinha


/S/STANLEY GRUBEL
---------------------------  Director                     February 5, 1998
Stanley Grubel

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION                  SEQUENTIAL PAGE NUMBER

5.1         Opinion of Cooley Godward LLP

23.1        Consent of Arthur Andersen LLP

23.2        Consent of Cooley Godward LLP is
            contained in Exhibit 5.1 to this
            Registration Statement

24.1        Power of Attorney is contained on the
            signature pages